February 13, 1999


Dear Fellow Ultra-Small Company Shareholder,

Overall Summary

The quarter that ended December 31, 1998 was very strong, up 15.9%. This performance beat the index of most similarly sized companies by 4.5%, so I am pleased with the quarter. However, it was not enough to fully recover from the second and third quarter declines. We ended the calendar year down 13.1%, two percentage points worse than our primary (CRSP 10) index benchmark. I never like to underperform our benchmark; 1998 is the first calendar year when the Ultra-Small Company Portfolio has done so. It is also the only Bridgeway portfolio to underperform the index of most similarly sized companies in 1998. We have done well over the four and a half-year period since inception, and I am upbeat about the coming five years. We still haven't seen what this portfolio can do in a year of small company dominance.

Joanna's warning: As most of you know, John is a "quant," or one who uses quantitative models to manage investments. If you love endless details about intricacies and vagaries of stock trading, suppositions of values and analytical projection (and John Montgomery is one of the best at this), you will devour some of the following sections. But if you don't...be forewarned...read the "translation" paragraphs, as you skip to page 8.

Quarterly Performance

Translation:  It was a very good quarter.

After the worst quarter since inception, the quarter ended December 31, was our third best - up 15.9%, beating the CRSP Index of ultra-small companies by 4.5%. It wasn't nearly enough to bring us back to our April peak, but we made good headway. In fact, as the figure in the upper right hand corner of this page portrays, we're 42% of the way back to our previous peak - in just 2.8 months. We reached our last peak on April 22, 1998 at a net asset value per share (adjusted for dividends) of $20.58. We hit an interim low (also adjusted for dividends) on October 8 at $10.42. We ended the calendar year at $14.70, which is 42% of the way back to the peak after 2.8 months. I will continue to track our progress in the following quarters until we reach our previous peak. Of course, I can't guarantee when or if this will happen. As discussed in the paper "Surviving an Ultra-Small Bear Market" which you received last quarter, it has taken an average of 15.4 months for ultra-small stocks (as an asset class) to return to their previous peak based on the ten "corrections" since the Great Depression. Half of the time it has taken six months or less. I hope we are on target to achieve a new peak net asset value within the current calendar year. We'll see if the market and our stock picking models cooperate.

While we beat the CRSP index of most similarly sized companies, we beat neither the Russell 2000 Index nor the Lipper index of small-company mutual funds. During the quarter, company size was the single best determinant of performance, with the largest companies performing the best. Since most small-company mutual funds invest in companies much larger than we do, our ultra-small focus was a disadvantage this quarter (and this year). Of the 16 non-Bridgeway mutual funds with a median market capitalization (company size) in the 10th decile (ultra-small), the average quarterly return was 9.1%, or 6.8% less than ours.

The table on page 2 presents our quarter, one year, and life-to-date financial results according to the formula required by the SEC. The graph on page 2 presents our quarterly performance since inception compared to the average of other small-cap mutual funds, the Russell 2000 small-cap index, and the CRSP index of ultra-small companies.

                                                   Dec. Qtr.       One Year        Life-to-Date
                                                    10/1/98         1/1/98           8/5/94 to
                                                  to 12/31/98     to 12/31/98       12/31/98**
                                                  -----------     -----------      ------------
       Ultra-Small Company Portfolio                 15.9%          (13.1)%             18.5%
       Lipper Small-Cap Stock Funds*                 19.4%           (0.1)%             17.3%
       Russell 2000 (small growth stocks)*           16.3%           (2.6)%             14.8%
       CRSP Cap-Based Portfolio 10 Index*            11.4%          (11.1)%             11.8%

     *The Lipper Small-Cap Stock Funds is an index of small company funds compiled by Lipper Analytical Services, Inc. The Russell 2000 is an unmanaged index of small stocks, with dividends reinvested. The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 2,655 ultra-small companies compiled by the Center for Research in Security Prices, with dividends reinvested. Past performance does not guarantee future returns. ** Life-to-date returns are annualized; the December quarter period is not annualized.

     ULTRA-SMALL COMPANY GRAPH INFORMATION:

     Title: Growth of $10,000 Invested in various Funds and Indexes from 8/5/94 to 12/31/98

     Shows the growth of $10,000 in the Bridgeway Ultra-Small Company Portfolio, the Lipper Small Company Growth Funds, the Russell 2000 Index and the CRSP Cap-based Portfolio 10 Index. As of 12/31/98 the $10,000 had grown to $21,153 in the Bridgeway Ultra-Small Company Portfolio, $20,218 in the Lipper Small Company Growth Funds, $18,393 in the Russell 2000 Index and $16,483 in the CRSP Cap-based Portfolio 10 Index.


Explanation of Quarterly Performance:  The Movers and the Shakers

Translation: Nineteen of our stocks rocketed during the quarter, most bouncing back on good news and a recovering market. Six of these caught the stock market Internet boom (mania?) of the December quarter.

We had 19 stocks which appreciated 50% or more during the year and only one that declined by 50+%. Altogether, this resulted in our third best quarter since inception. The large gainers were:

          Rank   Description                       Industry                        % Gain
          ----   -----------                       --------                        ------
            1    Creative Computers Inc.*          Retail Stores*                   285%
            2    Unify Corp.*                      Data Processing--software*       200%
            3    J. B. Oxford Holdings*            Securities*                      164%
            4    Gentner Communications            Electronics/Electric             100%
            5    MySoftware Co.*                   Data Processing--software*        96%
            6    Innotrac Corp.                    Services                          88%
            7    Noodle Kidoodle                   Leisure-Amusement                 86%
            8    TTI Team Telecom Int'l            Telecommunications                84%

            9    Restrac Corp.*                    Data Processing--software*        76%
            10   Microdyne Corp.                   Telecommunications                76%
            11   Applix Inc.*                      Data Processing--software*        71%
            12   Power Integrations Inc.           Electronics/Electric              69%
            13   Tecnomatrix Technologies Inc.     Building                          68%
            14   Corsair Communications Inc.       Telecommunications                63%
            15   Rich Coast Inc.                   Securities                        60%
            16   Funco Inc.                        Leisure-Amusement                 56%
            17   D&K Wholesale Drug, Inc.          Drugs-Generic and OTC             51%
            18   Roadhouse Grill Inc.              Food Serving                      50%
            19   Styling Technology Corp.          Cosmetics & Toiletries            50%

Six of these stocks (those with an asterisk), including four of the top five, were beneficiaries of the tremendous runup in stocks related to the Internet. Creative Computers, a computer retailer turned electronic auction house, is covered in detail below as our "story stock." Every description I find of Unify's business sounds like it was written by an electrical engineer. The most concise one is, "We help customers deliver their application initiatives." OK. JB Oxford is a California brokerage firm, which you may remember lost considerable money for our portfolio in 1996. (This is the firm which was invaded by federal agents issuing search warrants. The company was sold to new management in 1997, and we added significantly to our holdings when it traded under a dollar in early 1998.) They have one of the earliest on-line brokerage systems in the industry, which might make them an attractive takeover target. MySoftware Company is a software firm whose product is a bit easier to understand. Bridgeway has owned two of their small-company mailing programs. They also have software to create web pages. Restrac helps companies organize their entire hiring effort over the Internet. Applix is another company you need an advanced engineering degree to understand. (Actually, I have an advanced engineering degree and I think it's a bit confusing, but my models don't.) Two things are remarkable about these six companies. One is the breadth of their underlying businesses which they now conduct over the Internet. The second is the fact that I didn't buy a single one of these as an Internet company per se. Each one has discovered the Internet as a powerful tool.

Except for the four software firms, this list reflects the diversity of our portfolio, which held 154 stocks at quarter end. The entire list of companies is found at the front of our semi-annual financial statements following page 9.

The only company which declined more than 50% is PacificAmerica Money Centers, a real estate lending company. After deteriorating business fundamentals in mid-1998, the firm received a takeover proposal for $10/share. The company never traded above $7 5/8 on this news, but in retrospect this would have been a good time to exit with a loss. The deal fell through when the acquiring firm learned the extent to which business fundamentals had deteriorated. The company traded at just 44 cents at the end of the quarter. Wall Street doesn't think it will survive. PacificAmerica cost us about 0.6% in performance during the quarter.

Explanation of Annual Performance: Extreme Large/Small Company Divergence or Fishing from the Wrong Pool

Translation: If you've read my previous letters, you are now familiar with, and undoubtedly tired of, this theme. I am. While ultra-small companies have significantly outperformed over the long-term, large companies can dominate for shorter periods. However, large companies have never dominated to the degree that they have over the last five years, especially 1998. This trend explains our recent performance relative to the large company indexes, and even other "small-company" mutual funds. Although our Portfolio outperformed even the large company indexes in 1995, 1996, and 1997, we were overwhelmed in 1998 as performance of large companies pounded that of small ones. It is not the environment within which this Portfolio shines. Although I oppose trying to time the market, one could easily say we were fishing from the wrong pool in 1998.

The following table presents some dramatic data, which you likely won't see again in your lifetime. (I don't make many specific market predictions; this is one.) Column (A) represents the ten "deciles" of the Center for Research in Security Prices (CRSP) indexes. CRSP tracks ten "baskets" or portfolios of stock market data according to company size. The size cutoffs correspond to ten equal groupings of companies on the New York Stock Exchange, sorted by size as measured by market capitalization (or dollars worth of stock for a company). There are many more publicly traded ultra-small (decile
10) companies, but there are many more dollars in the largest (decile 1) companies. Column (B) indicates the largest company size in each group. Column
(C) has the number of companies in that group. While there are about 186 New York Stock Exchange companies in each decile, there are many, many more NASDAQ companies which are ultra-small. Column (D) presents the 1998 (market capitalization-weighted) total return for the companies by decile. For example, the average return (as weighted by dollars in the stock market) of the 2,655 ultra-small (decile 10) companies in 1998 was a decline of 11.1%.

I would like to highlight several facts from the first four columns. First, stock prices of the vast majority of U.S. companies declined significantly in 1998. Second, all else being equal, the smaller the company the worse the decline. Third, the difference in return from some of the largest companies to some of the smallest is 46.1% (+35.0% minus -11.1), which is the largest calendar year difference on record in over 73 years. This one factor probably has more to do with explaining returns in 1998 than any other factor, including sector of the economy or skill of a portfolio manager.

For mutual funds investing in ultra-small stocks, the divergence is actually worse than the table presents. If column (D) data were presented as a simple average (each company carries the same weight, the way you normally calculate an average), the picture would be much worse. You only have a hint of this from the table. (Unfortunately, I don't have this data on a "simple average" or equally weighted basis from CRSP. However, I do have it for the smallest 200 companies which comprise the Russell 2000 Index. The simple average of these 200 companies, the majority of which are ultra-small companies, is a decline of 57%. Given how I pick companies for the Bridgeway Ultra-Small Company Portfolio (one company at a time), one could argue that a simple average index is a better benchmark for comparison. I doubt you will ever again see an annual divergence in returns this great in favor of large companies.

    (A)         (B)           (C)        (D)           (E)        (F)         (G)
    CRSP    Max. Size by              1998 Index               Avg. Fund   Avg. Fund
  Indexes  Capitalization    # Co's     Return      # of Funds   Return    Underperf.
  -------  --------------    ------   ----------    ---------- ---------   ----------
(by decile)  ($Million)
     10         109          2,655      (11.1)%         14       (21.2)%     (10.1)%

      9         225            832       (3.5)%         53        (7.2)%      (3.7)%

      8         404            535       (1.5)%         88        (5.6)%      (4.1)%

      7         573            444       (1.7)%         151       (3.4)%      (1.8)%

      6         787            358       (0.4)%         169       (1.8)%      (1.4)%

      5       1,136            317        1.6%          214        1.9%        0.2%

      4       2,195            283        4.7%          224        7.5%        2.8%

      3       4,191            252        8.7%          288        7.9%       (0.8)%

      2       9,768            223       12.9%          369       12.5%       (0.3)%

      1     317,682            223       35.0%         1,831      23.2%      (11.8)%
                             -----                     -----
    Total                    6,122                     3,401

Column (E) presents the number of domestic equity mutual funds (data from Morningstar, 12/98) for which the median market capitalization falls in a particular decile. This data excludes all Bridgeway portfolios. Thus, there were just 14 non-Bridgeway funds which were invested primarily in ultra-small stocks at the end of the calendar year and had a full one-year return. (Five of these 14 funds were simply different share classes of the same fund, so there were only 9 distinct non-Bridgeway funds in this group.) Column (F) presents the average return of the funds in each decile. Column (G) presents the difference between the average fund by decile and the corresponding index return.

I'd like to highlight several more facts from the last three columns. First, there are many more large company mutual funds than small company ones. (Even most mutual funds which call themselves

"small-cap" are invested in the mid-range of deciles four through seven.) Second, while we didn't beat the performance of either our CRSP Index or the average small-company fund, we did much better than the average fund invested in ultra-small stocks. Third, it's interesting to note the most dramatic underperformance at "the ends," both the first and tenth deciles. I believe that the primary reason for the poor fund performance in the tenth decile concerns the mathematics of calculating the averages. (I believe a more "apples to apples" comparison including some accounting for equal weighting of companies would be more favorable to the funds.) The first decile is more puzzling. I know of no reason why these funds should underperform by such a dramatic amount. Both of Bridgeway's portfolios in this group (Bridgeway Ultra-Large 35 Index and Bridgeway Social Responsibility) did outperform the index.

Not presented in the table is one other tidbit of data I will share. The average mutual fund underperformed the relevant size index by 6.6% in 1998. This is a very large margin. Remember, this data point is reasonably adjusted for company size. When I calculated this number for the ten largest mutual funds (those with the most assets), I was surprised to find that they underperformed as a group by 7.2%. While I could wax on about how we performed closer to our size index than the vast majority of funds, I'm afraid I'll just have to conclude this section with the following statements: We underperformed our index by two percentage points in 1998. I'm not happy about it. I will strive to do better in 1999.

Explanation of Annual Performance: Value Orientation Didn't Help in this Bear Market

Typically, stocks with a value orientation (those priced cheaply on the basis of some measure of underlying valuation) don't fall as far in a market downturn as growth stocks (those with revenues and earnings growing at a high rate). Our Portfolio is strongly in the value camp. This orientation didn't help in 1998. The average return of the 20 "value" funds with market capitalizations less than $250 million (micro-cap and below) was -1.5%. Value funds returned -11.5%. In addition to very small company size, our value orientation was also a big drag to performance in 1998.

Top Ten Holdings

The table below presents our top ten holdings, which reflect significant diversity across industries. With the exception of Creative Computers, highlighted below, our assets are fairly broadly spread among the 155 portfolio holdings. We trimmed this position during the quarter to bring it closer in line with our 3% target maximum.

           Rank     Description                      Industry                          Assets
           ----     -----------                      --------                          ------

             1      Creative Computers, Inc.         Retail Stores--Internet            4.0%
             2      Catherine Stores Corp.           Retail Stores                      3.1%
             3      D&K Wholesale Drug, Inc.         Drugs-Generic and OTC              2.9%
             4      Pilgrim America Capital Corp     Finance                            2.6%
             5      Home Products Int'l Inc.         Housewares                         2.6%
             6      Invision Technologies, Inc.      Aluminum & Products                2.3%
             7      Int'l Management Assoc.          Data Processing Software           2.0%
             8      Misonix, Inc                     Pollution Control                  1.9%
             9      Barringer Technologies, Inc.     Machinery                          1.8%
            10      Performance Technologies         Data Processing Hardware           1.7%

They Say "The Small-Cap Effect is Dead"

Translation: There are some interesting arguments, which I don't buy, stating that the historical dominance of small stocks relative to large ones is either over or was never really there. My favorite one is that the historical dominance is due to a few isolated, great small-cap years. Take these out and small companies haven't really outperformed. I find this as amusing as proposing that the Denver Broncos aren't really a world class football team because their performance is primarily due to just a few players. Bench Elway, Davis, and Sharpe, and most teams in the league could beat them. Possibly so, but so what?

As large company dominance lingers on, I see more and more articles claiming that small companies no longer outperform, or that they once did but times have changed, or that they never did but we just didn't know how to measure performance accurately. These opinions are only normal since we have just finished the best five-year period of large company dominance. If we had just finished the best five years of small company dominance, the articles might report that small companies on average result not in just a couple of percentage points/year in more return, but two to three times the annual return. I believe neither extreme paints a full picture. Smaller companies entail more short-term volatility. (No one disputes this.) They should therefore command higher average returns, or something is "out of kilter" with the long-term risk and return pattern seen in other asset classes.

The most ludicrous of the "small-cap effect is dead" arguments state that the long-term outperformance of smaller companies is due to a few select years or a relatively short period of time. If you "take out" the three best small-cap years or the best small-cap period, the "small-cap effect" goes away. I find these facts interesting but draw different conclusions. It is the statistical nature of ultra-small stocks to have bursts of outperformance. (Our own significant four year performance can be tied closely to just three wonderful quarters in which small companies did outperform large ones.) To me, the risk of being out of the asset class altogether is very high, assuming you want any exposure to the different risk/return characteristics of this asset class. As a contrarian, I don't want to lessen my exposure to small-cap stocks, especially just after the longest period of time in which large-cap stocks have outperformed. The longer-term dominance of small and especially ultra-small stocks is quite dramatic. It doesn't happen every year, or even every five to six years (the average historical half-cycle of small- or large-company dominance). However, the longer-term trend is fairly pervasive as seen in the table below:

                        Period           % Ultra-Small
                       (years)             Dominance
                       -------           -------------
                           1                  50%
                           4                  53%
                          10                  69%
                          20                  86%
                          30                  97%
                          35                 100%

The data from this table is from the largest and smallest stocks of the CRSP database over a 73-year period. It says, for example (see first row), that if you take a twelve month period of time and "roll" through 73 years of data, ultra-small stocks have outperformed large ones exactly half the time. If you look at 4-year periods of time, it is only slightly better, 53%. But as you look at longer and longer periods of time, the long-term dominance of ultra-small stocks becomes clearer. Over the last 73 years, there have been no 35-year periods in which ultra-large stocks have outperformed ultra-small ones. And when ultra-small stocks "shine," they can really shine. While 1998 was the year of largest dominance of ultra-large companies (+46%), there have been nine years in which ultra-small stocks have outperformed by more than 50%. I would therefore conclude that I wouldn't want to miss one of these years if I were an ultra-small company investor.

Story Stock--The Wild Ride on the Internet

Translation: I rarely override my models. Here's one of the rare times I did. It has worked out well so far, but the story's not over yet. This stock is not representative of the full spectrum our portfolio owns. On the other hand, it's not the only Internet stock we own.

Creative Computers is one of our "back door" Internet stocks. We bought this computer retailer in February at a price of about 12. Our model liked the core business: selling computers through 19 stores. The model also (probably) picked up on the success of the company's new strategy of selling computers over the Internet. This strategy worked well enough that the company decided to close all but one of the company stores to focus on selling computers by computer. What our model didn't know about was an "ancillary" subsidiary started in December 1997. This subsidiary, Ubid, buys overstocked computers from manufacturers and sells them by auction over the Internet. In the first month, the company had sales of $157,000. In the next (first full) March quarter of 1998, sales grew to $2.1 million. In the June quarter they exploded to $6.7 million. In the September quarter they grew a "mere" two-fold to $15.1 million. This from a subsidiary that hadn't been in existence the year before. Last summer, Creative Computers announced plans to issue stock for 20% of Ubid through an initial public offering (IPO) and distribute ("spin off") the remaining 80% to Creative Computer shareholders about six months later.

The bad (?) news is that when the stock price shot up past 20, my value-oriented model gave a sell signal. I'm a "quant" - I stick to my quantitative models. I'm not an Internet investor who chases hot stocks. Companies with significant but highly uncertain prospects - selling at an astronomical price with no earnings scare me to death. So I sold, right? ...stay tuned...

People occasionally ask me if I ever break with the recommendations of my models. I can't recall ever buying a stock that one of my models did not recommend. The sell decision is a bit more complicated, and I can think of just three circumstances under which I override a model recommendation. The first case happens when the nature of what's driving a stock price changes from the dynamics of why I bought the stock. For example, I buy a stock because my model says it's cheap. Then it becomes a takeover candidate. If the market price has risen to near the announced takeover price, I usually sell. I'm not a takeover specialist, and a sure-fire way to underperform the market is to invest in something you don't understand as well as the folks on Wall Street. The second case is when a company announces a restatement of fundamental data. Since my models "eat" this data, the model recommendations are useless if the data is wrong. The third case is when there's a very compelling reason to hold the stock, something I can measure quantitatively. This third case came into play with Creative Computers.

On November 18, Creative Computers closed at 29.75. At this price (up 148% from the purchase price), the risk factors on my model flashed a strong sell signal. (The stock had grown by appreciation to represent a higher percentage of the portfolio than I was comfortable with from a diversification and risk viewpoint.) So I wrote out a sell ticket for the next morning market open.

On the way home I reconsidered. This stock was then in "Internet play" on Wall Street (actually not on Wall Street; the price was being driven more by individual short-term investors with on-line brokerage accounts all around the country). So I thought, "Maybe before I sell, I should see how it compares to the valuations of other Internet stocks." The initial public offering for Ubid was to be about 14 per share, which translates into a price for Creative Computers of about 19 (this is a slightly complex calculation I won't bore you with). So it still seemed like a sell.

Not satisfied, I came in very early the next morning to price Ubid on the basis of comparable Internet stocks. After a couple of hours of work before the market opened, I calculated that Ubid was worth 80 to 200 per share, assuming other Internet stocks are "worth" what they're trading for. (A major assumption.) At this price, Creative Computers, Ubid's parent company, should be worth 61 to
137. I own other stocks that I think are worth two to four times their market price, but I'm generally buying, not selling them. I tore up the sell ticket, and decided on the "exit" strategy below. Creative Computers opened the day at 32, but closed at 26.25.

This became my exit strategy, or strategy for selling a stock that my model no longer liked: I like selling when a lot of other people are buying. I believed that there would likely be two times in the near future (very early and very late December) when Creative Computer's stock price might spike. The first was on the initial public offering, which would likely generate significant publicity. The second was at the end of December, when institutions buy stocks that have already appreciated to add "window dressing" to their list of securities. So I decided to sell at least a third of our holdings on these spikes until the stock price reflected something approaching "Internet value."

On the day before Thanksgiving, Creative Computers soared to 47.5. With a number of weekend investors home on the day after Thanksgiving driving up the price, I sold 10% of your total exposure at about 56 on Friday by trimming the Profit Sharing Plan position. This was close enough to my target range to do some trimming. The stock traded as low as 32 the following week. On the initial public offering date, December 4, I sold another 10% near the open at 37.75. At this point a very interesting thing happened.

Ubid shot up from the 15 offering price (it never actually traded below 34 on the first day) to close at 48. At this price, I calculated that Creative Computers should be worth 40. But short-term investors of Creative Computers sold these shares to buy shares of Ubid on this first day of trading, driving Ubid up and Creative Computers down. Creative Computers closed the day at 26.25, a 36% discount to Ubid. I had expected a 15% discount, but this was eye-popping. In just six months, the remaining 80% of Ubid shares would be distributed to Creative Computer shareholders, and this discount would evaporate. If Ubid's price stays constant for six months (I do expect some more upward pressure), the projected return would be 40/26.25 = 52% (or 132% on an annualized basis). For this kind of discount, I am willing to wait six months (at which time our gains would be long-term). I even thought about buying more, but didn't, for very important reasons of diversification and risk. It's always possible Ubid could decline back to the 15 offering price (or less).

As a footnote, at the end of December Creative Computers closed at 31.75, but Ubid had risen to 106! This implied a discount of 59%, that is, Creative Computers was selling at a price 59% less than its underlying value based on Ubid's price. I have never seen such a discount in my years of investing. At 106, the Ubid shares to be spun off to Creative Computer shareholders are worth 78 per share. This doesn't count the value of the remaining profitable Creative Computer company. What's likely to happen? I think Ubid will fall and Creative Computers will rise over the next five months. Ubid would have to fall all the way to 34 to make Creative Computers worth only 31.75 on the date of the spin-off. It could happen. (But it could also go to . . . could we really imagine . . . 200?) This is the kind of situation that provides diversification to our other holdings. Even if the stock market falls significantly in the next five months, our Creative Computers position could rise. Likewise, the reverse is true, but much less likely.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the calendar year end, December, 1998; security positions can and do change thereafter.

The Year 2000 Computer Problem

Translation: Some computers and software (especially older versions) will not function properly next year because of problems in reading years beginning with "2000." At Bridgeway, we believe that our systems have very limited exposure and are operationally ready. However, we have taken action to safeguard our operations. In addition, we do not plan to sell portfolio companies as we try to anticipate their readiness for the year 2000.

As January 1 of 2000 approaches, you will hear more and more stories of the "Y2K" or year two thousand problem. Many companies are spending tremendous amounts to correct software which reads only two digits for date fields ("99" instead of "1999"); this can cause serious problems and software failure. Some shareholders have asked what Bridgeway is doing about it.

We believe our own computers and software are year 2000 "compliant." There are some advantages in being a smaller and somewhat younger firm. The network of personal computers we rely on use major brand name components that are also compliant. We have no mainframes or older hardware, which are more difficult to convert to year 2000 capability. We have completed testing of our primary software, all of which is compliant, and we will conduct final tests in March. The Securities and Exchange Commission requires regulated investment advisors to have a Y2K plan. An SEC representative conducted an on-site interview in October to assess our readiness. (They don't give you a grade or make any representation about readiness, however.) Bridgeway also has a contingency plan. We had the opportunity in 1998 to (successfully) price our portfolio off-site on an "emergency" basis. We have contacted all of our vendors and brokers concerning their compliance, and I am impressed with the efforts made by these companies. After studying their plans, I am only concerned about one vendor that supplies the closing prices of our securities. However, we have several alternative sources, so I am not worried.

I believe that the two areas of greatest exposure to the Y2K problem are the phone company and the electric company. Obviously, we are too small to have an impact on their readiness, but we don't feel it would be a catastrophe even if Bridgeway were without these utilities for a couple of weeks. We are considering obtaining a backup source of electricity. Quite frankly, if there are problems at Bridgeway, it is likely that you will have more important and immediate problems in other parts of your life. I don't anticipate major problems in early January 2000, but I am taking the issue very seriously.

The other side of the equation is the companies we own. Should we anticipate a major market correction? For reasons similar to our disdain of timing the market, we will not try to time the market impact of the Y2K problem. We plan to "ride it out," whether it is large or small. It would be too easy to sell now and miss a great 1999, or sell after prices already reflect the problem.

Conclusion

As always, I appreciate your feedback. We keep a bulletin board of shareholder comments and suggestions which we review at our weekly staff meeting. We take them very seriously. I hope you are pleased with our recent quarter performance, if not with our performance for the full year. Please keep your ideas coming.

Best regards,


/s/ JOHN MONTGOMERY

John Montgomery

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited)
                     Showing percentage of total net assets
                               December 31, 1998

    Industry Company                                     Shares            Value
    -------- -------                                     ------            -----
Common Stock - 99.5%
    Aerospace - 0.4%
         Aysys Technologies, Inc.*                        10,250          $143,500

    Air Transport - 0.5%
         Cade Industries, Inc. *                          48,000           106,500
         Frontier Airlines *                               6,000            28,875
         World Airways, Inc. *                            36,500            36,500
         WorldCorp, Inc. *                                13,800               557
                                                                         ---------
                                                                           172,432

    Aluminum & Products - 2.3%
         Invision Technologies,
           Inc.*                                         123,300           762,919

    Auto parts - 1.0%
         IMPCO Technologies, Inc. *                       20,656           271,110
         R & B, Inc. *                                     6,000            49,125
         Raytech Corp. *                                   4,800            13,800
                                                                         ---------
                                                                           334,035

    Automobiles - 0.5%
         ASHA Corporation *                               20,000            85,000
         Featherlite, Inc. *                              13,500            77,625
                                                                         ---------
                                                                           162,625

    Banking - 0.5%
         Avondale Financial Corp. *                        4,400            68,200
         Hallmark Capital Corp. *                          7,800            85,800
                                                                         ---------
                                                                           154,000

    Beverages - 0.2%
         Vermont Pure *                                   14,000            65,625

    Broadcasting - 0.6%
         Triathalon Broadcasting
           Co.*                                           16,000           180,000

    Building - 1.9%
         Dominion Homes, Inc. *                            7,200            79,200
         Engle Homes Inc                                   8,300           127,094
         Meritage Corp. *                                 12,200           148,688
         Perini Corp. *                                   17,200            88,150
         Transcoastal Marine
           Services, Inc. *                               64,400           191,188
         WTD Industries, Inc. *                            4,500             1,828
                                                                         ---------
                                                                           636,148

    Chemicals - 1.4%
         Pure World, Inc. *                               57,300           461,981

    Cosmetics & Toiletries - 0.4%
         Styling Technology Corp. *                       14,500           134,125

    Data Processing - Hardware - 2.7%
         Bell Microproducts, Inc. *                       54,650           505,513
         Rimage Corp *                                    31,050           388,125
                                                                         ---------
                                                                           893,638

    Data Processing - Software & Services - 21.0%
         ARDENT Software, Inc. *                          12,500           287,500
         AlphaNet Solutions, Inc. *                       35,320           130,243
         Applied Microsystems Corp *                      24,900            96,488
         Brightstar Info Tech *                           55,000           433,125
         CFI Proservices *                                10,500           122,063
         Catalyst International *                         20,700           248,400
         DA Consulting Group *                            20,900           457,188
         Data Systems Network Corp. *                      8,000            11,500
         Fourth Shift Corp. *                             52,900           238,050
         Health Management Systems *                      40,000           315,000
         Information Advantage
           Software *                                     30,420           230,051
         Input Software *                                  2,500            14,375
         International Management &
           Research Corp.*                               111,900           657,413
         International Microcomputer
           Software, Inc. *                               29,100           241,894
         Javelin Systems *                                20,000           300,000
         Managed Care Solutions *                          4,800            20,400
         Mathsoft Inc. *                                  54,000           141,750
         Mecon Inc. *                                      4,000            42,000
         Merisel Inc *                                    79,000           187,625
         MySoftware Corp. *                                4,200            47,775
         Oshap Technologies Ltd.                          22,500           168,750
         Overland Data *                                  35,000           249,375
         Performance Technologies, Inc. *                 43,200           567,000
         Point of Sale Ltd *                              29,000           206,625
         Printrak International *                          2,300            16,963
         SEEC Inc. *                                      78,100           502,769
         Simware, Inc. *                                  54,800           164,400
         Unify Corp. *                                    63,500           547,688
         Verity Inc *                                      7,800           206,700
                                                                         ---------
                                                                         6,853,110

Drugs-Generic and OTC - 4.7%
         D & K Healthcare
           Resources, Inc. *                              34,500           940,125
         Natural Alternatives
           International *                                41,500           456,500
         Neogen Corp. *                                   20,000           141,250
                                                                         ---------
                                                                         1,537,875

Electronics/Electric - 7.3%
         Daktronics, Inc. *                                9,700           115,188
         Dataram Corp. *                                   6,400            60,800
         EDO Corp.                                        15,000           125,625
         Gentner Communications Corp. *                   65,000           251,875
         Gradco Systems, Inc. *                          123,750           324,844
         IFR Systems Inc. *                                4,500            20,813
         Instron Corp.                                       600            10,350
         Isomet Corp *                                    10,900            32,700
         K-Tron International, Inc. *                     15,600           288,600
         Oyo Geospace Corp. *                              8,100            69,863
         PSC Inc *                                        24,600           233,700
         Qualmark Corporation *                            9,000            48,375
         Spire Corp. *                                     8,750            26,250
         Vari L Company, Inc. *                           63,000           476,438
         Vicon Industries, Inc. *                         40,500           298,688
                                                                         ---------
                                                                         2,384,109

Finance - 2.8%
         Litchfield Financial Corp                         2,000            38,000
         Pacific America Money
           Center, Inc. *                                 24,270            10,618
         Pilgrim America Capital Corp *                   34,500           862,500
                                                                         ---------
                                                                           911,118

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
            SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited), continued
                     Showing percentage of total net assets
                               December 31, 1998

    Industry Company                                            Shares            Value
    -------- -------                                            ------            -----

Food - 0.8%
         Fresh Juice Company, Inc. *                            99,300          $245,147

Food Serving - 1.6%
         Ark Restaurants *                                      11,800           119,475
         Denamerica Corp *                                      42,000            49,875
         Garden Fresh Restaurant Corp. *                         9,000           129,375
         Roadhouse Grill, Inc. *                                42,900           231,928
                                                                               ---------
                                                                                 530,653

Graphic Arts - 0.3%
         Baldwin Technology
           Company, Inc. *                                      13,100            73,688
         Prime Source Corp. *                                    2,300            15,238
                                                                               ---------
                                                                                  88,926

Health Care Facilities - 2.5%
         Advocat Inc *                                          32,100           176,550
         Insight Health Services Corp. *                        19,200           115,200
         MIM Corp. *                                            50,500           170,438
         Omega Health Systems, Inc. *                           34,500           150,938
         Sheridan Healthcare Inc *                              24,250           203,094
                                                                               ---------
                                                                                 816,220

Home Furnishings - 2.1%
         Smed International, Inc. *                             21,400           137,763
         TAB Products Company                                   13,400            78,725
         Winsloew Furniture, Inc. *                             17,200           455,800
                                                                               ---------
                                                                                 672,288

Hotels/Motels/Inns - 0.4%
         Execustay Corp. *                                       9,500           123,500

Housewares - 2.6%
         Home Products International Inc                        84,600           840,713

Jewelry, Silverware, Watches - 2.5%
         Jan Bell Marketing, Inc. *                             41,300           265,869
         Oroamerica Inc *                                       54,000           533,250
                                                                               ---------
                                                                                 799,119

Leather & Shoes - 0.9%
         Candies, Inc *                                         80,900           303,375

Leisure-Amusement - 2.6%
         Noodle Kidoodle *                                      29,000           275,500
         PTI Holding, Inc. *                                   114,400           414,700
         Toymax International, Inc.                             31,500           159,469
                                                                               ---------
                                                                                 849,669

Machinery - 2.4%
         Barringer Technologies, Inc. *                         69,900           602,888
         Denali Inc. *                                           5,100            71,400
         Gilden Activewear *                                    10,350            86,681
         Inotek Technologies Corp. *                            21,800             8,175
         Western Power & Equip. Corp. *                          1,500             4,875
                                                                               ---------
                                                                                 774,019

Medical equipment/Supplies - 2.7%
         Dynatronics Corp. *                                   118,500           303,656
         HPSC Inc *                                              3,500            34,125
         I-Flow Corp. *                                         45,400            55,331
         Interpore International *                              47,000           279,063
         Kewaunee Scientific Corp                                4,900            54,513
         Medical Technologies, Inc.                             30,100           139,213
                                                                               ---------
                                                                                 865,901

Mining - 0.0%
         Alta Gold Company *                                     9,000            13,781

Office Equipment - 0.4%
         Officeland, Inc. *                                     51,600           114,488

Oil & Gas - 3.5%
         Adams Resources &
           Energy, Inc.                                          6,500            37,375
         Bolt Technology Corp *                                 38,000           251,750
         Callon Petroleum Company *                             26,740           310,853
         Castle Energy Corp                                     20,500           358,750
         Clayton Williams Energy Inc. *                          7,200            72,000
         Petroleum Development Corp. *                          37,500           114,844
                                                                               ---------
                                                                               1,145,572

Pollution Control - 2.3%
         American Eco Corp. *                                   61,300           101,528
         Misonix, Inc *                                        107,675           632,591
                                                                               ---------
                                                                                 734,119

Retail Stores - 9.9%
         Andersons Inc *                                        11,550           133,547
         Braun's Fashions Corp. *                               57,500           546,250
         Catherines Stores Corp. *                              92,800         1,009,200
         Creative Computers, Inc. *                             40,800         1,295,400
         Jim Hjelms Private Collection *                         9,200            28,175
         Jos. A. Bank Clothiers, Inc. *                         10,700            85,600
         Wilsons The Leather Express *                           5,300            58,300
         World of Science *                                     17,800            60,075
                                                                               ---------
                                                                               3,216,547

Securities - 0.3%
         JB Oxford Holdings, Inc. *                             42,400            76,850
         Rich Coast Inc. *                                      35,125            35,125
                                                                               ---------
                                                                                 111,975

Services - 5.7%
         4 Kids Entertainment, Inc. *                           14,000           154,000
         ASI Solutions *                                         9,600            73,200
         Advanced Marketing
           Services, Inc.                                       11,100           213,675
         Corrpro Companies, Inc. *                              22,125           269,648
         Dental Care Alliance *                                 16,900           202,800
         FTI Consulting, Inc. *                                 51,100           172,463
         GRC International *                                    60,000           378,750
         ICF Kaiser International *                             14,800            21,275
         International Airline Support
           Group, Inc. *                                        21,600            99,900
         Smart Choice Automotive
           Group *                                              38,500           156,406
         The Solomon Page Group Ltd. *                          28,500            44,531
         U-Ship *                                               45,000            84,375
                                                                               ---------
                                                                               1,871,023

Steel/Iron - 0.4%
         Bayou Steel Corp. *                                     9,800            40,425
         Webco Industries, Inc. *                               14,700            97,388
                                                                               ---------
                                                                                 137,813

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
            SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited), continued
                     Showing percentage of total net assets
                               December 31, 1998

Industry Company                                        Shares               Value
-------- -------                                        ------               -----

Telecommunications - 4.0%
         Comtech Telecommunications
           Corp. *                                      15,500          $  135,625
         Corsair Communications *                       34,310             171,550
         Gilat Communications *                         47,800             475,013
         TTI Team Telecom
           International Ltd. *                         65,300             518,319
                                                                         ---------
                                                                         1,300,507

Transportation - 1.4%
         Railamerica Inc *                              53,600             455,600

Transportation/Freight - 1.5%
         Consolidated Delivery &
           Logistics *                                  58,000             183,063
         Hvide Marine, Inc. *                           22,350             111,750
         Landair Services Inc. *                         8,200             153,750
         Nitinol Medical Technologies *                 14,000              52,500
                                                                         ---------
                                                                           501,063

         Landair Corporation *                           4,300              32,250
         PAM Transportation *                            7,400              66,600
         Smithway Motor Xpress Corp. *                  10,200              76,500
                                                                         ---------
                                                                           175,350

Total Common Stock (Identified Cost $37,157,350)                       $32,474,608
                                                                       -----------

Total Investments - 99.5%                                              $32,474,608
             (Cost $37,157,350)

Other Assets and Liabilities, net - 0.5%                                   164,121
                                                                       -----------

Total Net Assets - 100.0%                                              $32,638,729
                                                                       ===========


  * Non-income producing security as no dividends were paid during the period from July 1, 1998 to December 31, 1998.

  ** The aggregate identified cost on a tax basis is $37,157,350.
  Gross unrealized appreciation and depreciation were $5,246,827 and $9,929,569, respectively, or net unrealized appreciation of -$4,682,742.

  See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                 STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
                             As of December 31, 1998

ASSETS:
      Investments at value (cost - $37,157,350)                                           $32,474,608
      Cash                                                                                    330,650
      Receivable from adviser                                                                     353
      Receivable for interest                                                                   2,435
      Prepaid expenses                                                                         16,277
      Deferred organization costs                                                               2,376
                                                                                          -----------
            Total assets                                                                   32,826,699
                                                                                          -----------

LIABILITIES:
      Payable for shares redeemed                                                             101,524
      Payable for investments purchased                                                         3,447
      Payable for management fee                                                               48,484
      Accrued expenses                                                                         34,515
                                                                                          -----------
            Total liabilities                                                                 187,970
                                                                                          -----------
      NET ASSETS ( 2,220,662 SHARES OUTSTANDING)                                          $32,638,729
                                                                                          ===========
      Net asset value, offering and redemption price per share ($32,638,729 / 2,220,662)  $     14.70
                                                                                          ===========

NET ASSETS REPRESENT:
      Paid-in capital                                                                     $37,795,913
      Net realized loss on investments                                                       (474,442)
      Net unrealized depreciation of investments                                           (4,682,742)
                                                                                          -----------
      NET ASSETS                                                                          $32,638,729
                                                                                          ===========

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                       STATEMENT OF OPERATIONS (Unaudited)
                   For the six months ended December 31, 1998

INVESTMENT INCOME:
      Dividends                                                                               $16,763
      Interest                                                                                 12,062
                                                                                          -----------
            Total income                                                                       28,825
                                                                                          -----------
EXPENSES:
      Management fees                                                                         249,140
      Accounting fees                                                                          80,843
      Audit fees                                                                                9,128
      Custody                                                                                  15,703
      Amortization of organization costs                                                        2,322
      Insurance                                                                                 3,674
      Legal                                                                                     1,318
      Registration fees                                                                         7,197
      Directors' fees                                                                             617
      Miscellaneous                                                                               973
                                                                                          -----------
            Total expenses                                                                    370,915
      Less fees waived                                                                        (17,429)
                                                                                          -----------
            Net expenses                                                                      353,486
                                                                                          -----------
NET INVESTMENT LOSS                                                                          (324,661)
                                                                                          -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized loss on investments                                                     (1,235,555)
      Net change in unrealized depreciation                                                (5,887,330)
                                                                                          -----------
      Net realized and unrealized loss                                                     (7,122,885)
                                                                                          -----------

NET DECREASE IN ASSETS RESULTING FROM OPERATIONS                                          $(7,447,546)
                                                                                          ===========

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                 STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

                                                                      Six months ended      Year ended
INCREASE (DECREASE) IN NET ASSETS:                                    December 31, 1998    June 30, 1998
OPERATIONS:
      Net investment loss                                                  $(324,661)         $(609,466)
      Net realized gain(loss) on investments                              (1,235,555)        10,369,950
      Net change in unrealized depreciation                               (5,887,330)        (4,439,194)
                                                                         ------------       -----------
          Net increase resulting from operations                          (7,447,546)         5,321,290
                                                                         -----------        -----------
      Distributions to shareholders:
          From net investment income                                               0                  0
          From realized gains on investments                              (6,852,865)        (3,065,168)
                                                                         -----------        -----------
            Total distributions to shareholders                           (6,852,865)        (3,065,168)
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                         2,280,977         15,231,033
      Reinvestment of dividends                                            6,787,370          3,018,349
      Cost of shares redeemed                                             (8,385,902)        (4,319,011)
                                                                         -----------        -----------
          Net increase from Fund share transactions                          682,445         13,930,371
                                                                         -----------        -----------
          Net increase(decrease) in net assets                           (13,617,966)        16,186,493
NET ASSETS:
      Beginning of period                                                 46,256,695         30,070,202
                                                                         -----------        -----------
      End of period                                                      $32,638,729        $46,256,695
                                                                                            ===========

Number of Fund shares:
      Sold                                                                   154,342            632,949
      Issued on dividends reinvested                                         554,071            141,441
      Redeemed                                                              (541,393)          (178,802)
                                                                         -----------        -----------
          Net increase                                                       167,020            595,588
      Outstanding at beginning of period                                   2,053,642          1,458,054
                                                                         -----------        -----------
      Outstanding at end of period                                         2,220,662          2,053,642
                                                                         ===========        ===========

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                        FINANCIAL HIGHLIGHTS (Unaudited)
                 (for a share outstanding throughout the period)

                                                   Six months ended    Year ended      Year ended      Year ended      8/5/94* to
                                                   December 31, 1998  June 30, 1998   June 30, 1997   June 30, 1996   June 30, 1995
PER SHARE DATA
     Net asset value, beginning of period               $22.52           $20.62           $16.68           $11.35           $10.33
                                                        ------           ------           ------           ------           ------
     Income (loss) from investment operations:
         Net investment loss                             (0.15)           (0.34)           (0.24)           (0.21)           (0.04)
         Net realized and unrealized gain(loss)          (4.11)            4.03             4.50             6.03             1.07
                                                        ------           ------           ------           ------           ------
              Total from investment operations           (4.26)            3.69             4.26             5.82             1.03
                                                        ------           ------           ------           ------           ------
     Less distributions to shareholders:
         Net investment income                            0.00             0.00             0.00             0.00             0.00
         Net realized gains                              (3.56)           (1.79)           (0.32)           (0.49)           (0.01)
                                                        ------           ------           ------           ------           ------
              Total distributions                        (3.56)           (1.79)           (0.32)           (0.49)           (0.01)
                                                        ------           ------           ------           ------           ------
     Net asset value, end of period                     $14.70           $22.52           $20.62           $16.68           $11.35
                                                        ======           ======           ======           ======           ======

TOTAL RETURN [1]                                         (15.8%)           18.4%            26.0%            52.4%            10.5%
RATIOS & SUPPLEMENTAL DATA
     Net assets, end of period                     $32,638,729      $46,256,695      $30,070,202       $4,557,591         $667,536
     Ratios to average net assets: [2]
         Expenses after waivers and reimbursements        2.00%            1.67%            1.67%            1.97%            1.68%
         Expenses before waivers and
          reimbursements                                  2.10%            1.67%            1.87%            3.07%            8.34%
         Net investment loss after waivers and
          reimbursements                                 (1.84%)          (1.42%)          (1.37%)          (1.47%)          (0.65%)

     Portfolio turnover rate [2]                          78.6%           103.4%            56.2%           155.9%           103.6%

(1) Not annualized for periods less than a year.

(2) Annualized for periods less than a year.

* August 5, 1994 was commencement of operations.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (Unaudited)


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       The Ultra-Small Company Portfolio was closed to new investors on June 9, 1997 when assets reached $27.5 million and was closed to all investors on June 30, 1998. It was reopened to current shareholders on November 1, 1998.

       Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       Deferred Organization Costs

       Deferred organization costs are amortized on a straight-line basis over five years. The initial shareholders, prior to the prospectus being declared effective on June 30, 1994, have agreed that if any of the initial shares of each portfolio are redeemed during such amortization period by any holder thereof, the redemption proceeds will be reduced by the amount of the then unamortized organization expenses in the same ratio as the number of shares redeemed bears to the number of total outstanding shares at the time of redemption.

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

                              BRIDGEWAY FUND, INC.
                         ULTRA-SMALL COMPANY PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (Unaudited), Continued

2.     Significant Accounting Policies
       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there is no "12b-1 fee."

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Management Contract:

       The Ultra-Small Company Portfolio pays a flat 0.9% annual management fee, computed daily and payable monthly, except that while the Portfolio's net assets range from $27.5 million to $55 million the fee will be $495,000 annually subject to a maximum rate of 1.49% and a maximum expense ratio of 2.0%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has been voluntarily reimbursing the Ultra-Small Company Portfolio for any operating expenses above 2.0% and expects to continue this voluntary level of reimbursement for the foreseeable future. To achieve this expense level the Adviser has waived $7,901 of the management fee for the six months ended December 31, 1998.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

6.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales, other than cash equivalents were $13,733,047 and $18,394,514 for the six months ended December 31, 1998.